Supplement Dated September 11, 2007

To The

Prospectus And

Statement Of Additional Information

Of

Legg Mason Partners Classic Values Fund

a series of Legg Mason Partners Equity Trust

dated April 16, 2007

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in each of the currently effective Prospectus and Statement of Additional Information of Legg Mason Partners Classic Values Fund (the “Fund”):

Effective September 10, 2007, Richard A. Begun has replaced Sean Reidy as Co-Portfolio Manager of the Fund.

Richard A. Begun serves as Co-Portfolio Manager and Senior Analyst of the Fund. As Co-Portfolio Manager, Mr. Begun assists Mr. Olstein in the day-to-day portfolio activities of the Fund. From 2002 to September 2007, Mr. Begun served as Principal and Portfolio Manager at the global equity management firm, Clay Finlay Inc. Prior to Clay Finlay, Mr. Begun served as Managing Director with Horizon Asset Management, Equity Portfolio Manager & Vice President of the Orbitex Group of Funds, Institutional Equity Portfolio Manager at The Bank of New York, Associate Consultant at Evaluation Associates and Senior Corporate Financial Analyst at Marsh & McClennan Companies, Inc. Mr. Begun holds an M.B.A. from Bernard M. Baruch College, an M.A. in Economics from Brooklyn College and B.S. in Economics from Binghamton University.

Robert A. Olstein is the Fund’s lead portfolio manager and Mr. Begun serves as co-portfolio manager for the Fund. The portfolio managers are supported by a team of research analysts. Mr. Olstein’s compensation is derived from Olstein’s profits, as he is the primary equity owner of Olstein’s corporate general partner. Other investment professionals, including Mr. Begun, receive a base salary plus incentive compensation determined by Mr. Olstein. The incentive compensation may be as much as 100% of the base salary and is determined as a percentage of pre-tax profits of Olstein, which is related to the amount of assets under management. Approximately 60% of an individual’s incentive compensation is based on how well the portfolio performs over rolling 3-year periods, and the remaining 40% of the incentive compensation is based on the individual’s performance.

In addition to the Fund, Mr. Olstein and Mr. Begun manage two other registered investment company with total assets of $180.3 million as of June 30, 2007. As of the date of this supplement, Mr. Begun owns no shares.

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